Exhibit 99.1

NEWS RELEASE

CONTACTS:	Investors:
Lisa DeFrancesco
(862) 261-7152

Media:
Charlie Mayr
(862) 261-8030

Actavis Files Registration Statement on Form S-4 in Connection with Proposed Warner Chilcott Acquisition

PARSIPPANY, N.J. – June 18, 2013 – Actavis, Inc. (NYSE: ACT) today announced that Actavis Limited (“New Actavis”) has filed with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form S-4 in connection with Actavis’ proposed acquisition of Warner Chilcott plc (NASDAQ: WCRX), which included a joint proxy statement of Actavis and Warner Chilcott (the “Form S-4”).

As previously announced on May 20, 2013, Actavis and Warner Chilcott have entered into a definitive agreement pursuant to which Actavis will acquire Warner Chilcott in a stock-for-stock transaction valued at approximately $8.5 billion (the “Acquisition”).

The Form S-4 is available on the SEC’s EDGAR system, and may be accessed at http://www.sec.gov/Archives/edgar/data/1578845/000119312513261655/0001193125-13-261655-index.htm.

About Actavis

Actavis, Inc. (NYSE: ACT) is a global, integrated specialty pharmaceutical company focused on developing, manufacturing and distributing generic, brand and biosimilar products. Actavis has global headquarters in Parsippany, New Jersey, USA.

Operating as Actavis Pharma, Actavis develops, manufactures and markets generic, branded generic, legacy brands and Over-the-Counter (OTC) products in more than 60 countries. Actavis Specialty Brands is Actavis’ global branded specialty pharmaceutical business focused in the Urology and Women’s Health therapeutic categories. Actavis Specialty Brands also has a portfolio of five biosimilar products in development in Women’s Health and Oncology. Actavis Global Operations has more than 30 manufacturing and distribution facilities around the world, and includes Anda, Inc., a U.S. pharmaceutical product distributor.

For press release and other company information, visit Actavis’ Web site at http://www.actavis.com.

No Offer or Solicitation

This announcement is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Has Been and Will Be Filed With the SEC

New Actavis has filed with the SEC a registration statement on Form S-4 that includes the preliminary Joint Proxy Statement of Actavis and Warner Chilcott and that also constitutes a Prospectus of New Actavis. Actavis and Warner Chilcott plan to mail to their respective stockholders or shareholders, as applicable, the definitive Joint Proxy Statement/Prospectus (including the Scheme) in connection with the Acquisition and related transactions. INVESTORS, STOCKHOLDERS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING THE SCHEME) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ACTAVIS, WARNER CHILCOTT, NEW ACTAVIS, THE ACQUISITION AND RELATED MATTERS. Investors and security holders may obtain free copies of the preliminary Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by New Actavis, Actavis and Warner Chilcott through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders may obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Actavis and New Actavis with the SEC by contacting Investor Relations at Actavis at Actavis Corporation, 400 Interpace Parkway, Parsippany, NJ 07054, and may obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Warner Chilcott by contacting Warner Chilcott Investor Relations at c/o Warner Chilcott Corporation, 100 Enterprise Drive, Rockaway, New Jersey 07866.

Forward-Looking Statement

Statements contained in this press release that refer to non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing information as of the date of this release. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors, risks and uncertainties affecting Actavis’ business. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the Acquisition; subsequent integration of the Acquisition and the ability to recognize the anticipated synergies and benefits of the Acquisition; the receipt of required regulatory approvals for the Acquisition (including the approval of antitrust authorities necessary to complete the Acquisition); the anticipated size of the markets and continued demand for Actavis’ and Warner Chilcott’s products; the impact of competitive products and pricing; access to available financing (including financing for the Acquisition or refinancing of Actavis or Warner Chilcott debt) on a timely basis and on reasonable terms; maintaining a position in the Standard & Poor’s 500; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Warner Chilcott’s manufacturers, facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the SEC including but not limited to Actavis’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Actavis’ Annual Report on Form 10-K for the year ended December 31, 2012, as well as the Form S-4. Except as expressly required by law, Actavis disclaims any intent or obligation to update these forward-looking statements.

Statement Required by the Irish Takeover Rules

The directors of Actavis accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors of Actavis (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

BofA Merrill Lynch and Greenhill & Co. are acting exclusively for Actavis and no one else in connection with the matters referred to in this announcement and will not be responsible to anyone other than Actavis for providing the protections afforded to clients of BofA Merrill Lynch or Greenhill & Co and for providing advice in relation to the acquisition of Warner Chilcott, the contents of this announcement or any transaction or arrangement referred to herein.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Warner Chilcott or Actavis, all ‘dealings’ in any ‘relevant securities’ of Warner Chilcott or Actavis (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 p.m. (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Warner Chilcott or Actavis, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Warner Chilcott by Actavis or ‘relevant securities’ of Actavis by Warner Chilcott, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the ‘business’ day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

General

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme Circular or any document by which the Acquisition and the Scheme are made. Actavis Shareholders and Warner Chilcott Shareholders are advised to read carefully the formal documentation in relation to the proposed transaction once the Scheme Circular has been dispatched.